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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference of our report dated February 22, 2002, with respect to the consolidated financial statements of Regions Financial Corporation and subsidiaries included in this Annual Report (Form 10-K) for the year ended December 31, 2001 in the following Registration Statements and in the related
         Prospectuses:

                  Form S-8 No. 2-95291 pertaining to the 1983 Stock Option Plan; Form S-8 No. 33-24370 pertaining to the 1988 Stock Option
                       Plan;
                  Form S-8 No. 33-40728 pertaining to the 1991 Long-Term
                       Incentive Plan;
                  Form S-8 No. 33-58469 pertaining to the stock options assumed in the acquisition of First Community Bancshares, Inc. and the stock options assumed in the acquisition of Union Bank and Trust Company;
                  Form S-8 No. 33-58979 pertaining to the 1991 Long-Term
                       Incentive Plan;
                  Form S-3 No. 33-59735 pertaining to the registration of
                       $200,000,000 subordinated debt securities;
                  Form S-8 No. 333-05281 pertaining to the stock options assumed in the acquisition of Metro Financial Corporation;
                  Form S-8 No. 333-05335 pertaining to the stock options assumed in the combination with First National Bancorp;
                  Form S-8 No. 333-10683 pertaining to the stock options assumed in the acquisition of Rockdale Community Bank;
                  Form S-8 No. 333-10701 pertaining to the stock options assumed in the acquisition of First Gwinnett Bancshares, Inc.;
                  Form S-8 No. 333-21651 pertaining to the stock options assumed in the acquisition of Florida First Bancorp, Inc.;
                  Form S-8 No. 333-24265 pertaining to the Regions Financial
                       Corporation Profit Sharing Plan;
                  Form S-8 No. 333-28089 pertaining to the stock options assumed in the acquisition of West Carroll Bancshares, Inc.;
                  Form S-8 No. 333-28091 pertaining to the stock options assumed in the acquisition of First Mercantile National Bank;
                  Form S-8 No. 333-29685 pertaining to the stock options assumed in the acquisition of First Bankshares, Inc.;
                  Form S-8 No. 333-30643 pertaining to the stock options assumed in the acquisition of The New Iberia Bancorp, Inc.;
                  Form S-8 No. 333-43675 pertaining to the Regions Financial
                       Corporation Directors' Stock Investment Plan;
                  Form S-8 No. 333-43943 pertaining to the stock options assumed in the acquisition of GF Bancshares, Inc.;
                  Form S-8 No. 333-49909 pertaining to the stock options assumed in the acquisition of Greenville Financial Corporation;
                  Form S-8 No. 333-50665 pertaining to the stock options assumed in the acquisition of PALFED, Inc.;
                  Form S-8 No. 333-53019 pertaining to the stock options assumed in the acquisition of First State Corporation;
                  Form S-8 No. 333-53021 pertaining to the stock options assumed in the acquisition of First United Bancorporation;
                  Form S-8 No. 333-60497 pertaining to the stock options assumed in the combination with First Commercial Corporation;
                  Form S-8 No. 333-69759 pertaining to the stock options assumed in the acquisition of First Community Banking Services, Inc.;


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                  Form S-3 No. 333-70421 pertaining to shares issued in the
                       acquisition of EFC Holdings Corporation;
                  Form S-8 No. 333-72161 pertaining to the stock options assumed in the acquisition of Bullsboro BancShares, Inc.;
                  Form S-8 No. 333-72165 pertaining to the stock options assumed in the acquisition of Meigs County Bancshares, Inc.;
                  Form S-8 No. 333-72389 pertaining to the stock options and warrants assumed in the acquisition of VB&T Bancshares Corp.;
                  Form S-8 No. 333-86969 pertaining to the 1999 Long Term
                       Incentive Plan;
                  Form S-3 No. 333-86975 pertaining to additional shares issued in connection with the acquisition of EFC Holdings Corporation;
                  Form S-8 No. 333-86977 pertaining to additional stock options assumed in the acquisition of PALFED, Inc.;
                  Form S-8 No. 333-95325 pertaining to the stock options assumed in the acquisition of Minden Bancshares, Inc;
                  Form S-8 No. 333-44244 pertaining to stock options assumed in the acquisition of First National Bancshares of Louisiana, Inc;
                  Form S-8 No. 333-52406 pertaining to the Directors' Stock
                       Investment Plan;
                  Form S-8 No. 333-52764 pertaining to the Supplemental 401(K)
                       Plan;
                  Form S-3 No. 333-54552 pertaining to the registration of
                       $1,000,000,000 debt and equity securities;
                  Form S-8 No. 333-58638 pertaining to the 2000 Equity
                       Compensation Plan of Morgan Keegan, Inc. and the 1994 Restricted Stock and Stock Option Plan of Morgan Keegan, Inc. assumed in connection with the acquisition of Morgan Keegan, Inc.;
                  Form S-3 No. 333-74102-01 pertaining to the registration of
                       $1,500,000,000 debt and equity securities;
                  Form S-8 No. 333-74974 pertaining to stock options assumed in the acquisition of Park Meridian Financial Corporation;
                       and
                  Form S-8 No. 333-75530 pertaining to the 1999 Long Term
                       Incentive Plan



                                         /s/ Ernst & Young LLP




Birmingham, Alabama
March 20, 2002